EXHIBIT 10.11.3

                       THIRD AMENDMENT TO CREDIT AGREEMENT


      THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment") is dated as of June 26, 2002, by and among WACHOVIA BANK, N.A. (successor by merger to First Union National Bank) (the "Bank"), COMMSCOPE, INC. OF NORTH CAROLINA, a North Carolina corporation (the "Borrower") and the guarantors listed on the signature page hereto (the "Guarantors").

                             W I T N E S S E T H:
                             - - - - - - - - - -

      WHEREAS, the Borrower, the Bank and the Guarantors are parties to that certain Credit Agreement dated as February 26, 1999, as amended by that certain First Amendment to Credit Agreement dated as of December 13, 1999, and as further amended by that certain Second Amendment to Credit Agreement dated as of June 28, 2000 (as so amended, the "Credit Agreement");

      WHEREAS, the Borrower has requested and the Bank has agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

      NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Bank and the Guarantors hereby covenant and agree as follows:

1. Definitions. Unless otherwise specifically defined herein, each term used
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herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

2. Amendments to Credit Agreement.
   ------------------------------

      (a) Amendment to Section 1.1 (Certain Definitions). Section 1.1 of the
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Credit Agreement hereby is amended by deleting the definition of "Consolidated
EBITDA" and by adding the following definitions to Section 1.1 in appropriate alphabetical order:

            "Consolidated EBITDA": for any period, Consolidated Net Income ((i)
             -------------------
            including earnings and losses from discontinued operations, (ii) excluding extraordinary non-cash gains and losses and (iii) excluding non-cash gains and losses relating to the Joint Venture) of Holdings and its Subsidiaries for such period, plus to the extent reflected as a charge in the statement of consolidated net income for such period, the sum of (a) interest expense (net of interest income), amortization and write-offs of debt discount and debt issuance costs and commissions, discounts and the fees and charges associated with letters of credit, (b) taxes measured by income, (c) depreciation and amortization expenses, (d) non-cash compensation expenses arising from the sale of stock, the granting of stock


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            options, the granting of stock appreciation rights and similar arrangements and (e) all of the Borrower's charges associated with the restructuring of the Joint Venture in an aggregate amount not to exceed $7.963 million for the year ended December 31, 2001.

            "Joint Venture": OFS Brightwave,  LLC, any successor thereto
             -------------
            by merger, reorganization or otherwise, formed by Holdings and The Furukawa Electric Co., Ltd. pursuant to the Amended and Restated Memorandum of Understanding (the "MOU"), dated as of November 15, 2001, to acquire and operate the Cable Business as defined in the MOU.

            "Third  Amendment  Effective  Date":  the Effective  Date as
             ---------------------------------
            defined in the Third Amendment to Credit Agreement dated as of June 26, 2002 to this Credit Agreement.

      (b) Amendments to Section 6.1 (Limitation on Liens). Section 6.1 of the
          -----------------------------------------------
Credit Agreement hereby is amended by:

                (i) deleting Subsection 6.1(f) and inserting the following in lieu thereof:

                (f) Liens in favor of the Bank  pursuant to the Loan Documents;

and

                (ii) substituting the "." at the end of Subsection 6.1(m) with a ";" and adding at the end of Section 6.1 the following clause:

            provided, however, that, notwithstanding the foregoing exceptions
            --------  -------
            listed in subsections (a) through (m) hereof, the Borrower shall not, and it shall not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its other property, assets, income or profits, whether now owned or hereafter acquired, to secure any obligations if proceeds thereof are used to make investments in the Joint Venture.

      (c) Amendment to Section 6.2 (Limitation on Guaranty Obligations). Section
          -------------------------------------------------------------
6.2 of the Credit Agreement hereby is amended by substituting the "." at the end of Subsection 6.2(h) with a ";" and adding at the end of Section 6.2 the following clause:

            provided, however, that, notwithstanding the foregoing exceptions
            --------  -------
            listed in subsections (a) through (h) hereof, the Borrower shall not, and it shall not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Guaranty Obligation in respect of obligations of the Joint Venture.

      (d) Amendment to Section 6.5 (Limitation on Investments, Loans and
          --------------------------------------------------------------
Advances). Section 6.5 of the Credit Agreement hereby is amended by deleting
--------
Section 6.5 in its entirety and inserting in lieu thereof the following:



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

                  6.5 Limitation on Investments, Loan and Advances. (a) Make any
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            advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of, or make any other investment in, any Person, unless after giving
                                                         ------
            effect to such loan, advance, extension of credit to, or acquisition of or investment in such other Person, the Borrower shall be in pro forma compliance with Sections 6.6, 6.7 and 6.8 and no Default or Event or Default shall have occurred and be continuing or shall result therefrom.

                  (b) Notwithstanding anything to the contrary set forth in
            Section 6.5(a), the Borrower shall not, and shall not permit any of its Subsidiaries to, make any investments in the Joint Venture other than (i) the already existing $173,338,000 equity investment as of the Second Amendment Effective Date, (ii) the obligation to make loans in the aggregate principal amount of $30,000,000 under the revolving credit facility made available by the Borrower to the Joint Venture and (iii) additional investments made after the Third Amendment Effective Date so long as the aggregate amount of all such additional investments, when combined with the aggregate amount of all Restricted Payments made pursuant to Section 6.9(c)(ii) hereof, does not exceed $50,000,000.

      (e) Amendment to Section 6.9 (Limitation on Dividends and Stock
          -----------------------------------------------------------
Repurchases). Section 6.9 of the Credit Agreement hereby is amended by deleting
------------
Subsection 6.9 (c) and inserting in lieu thereof the following:

                  (c) the Borrower (i) may pay dividends to Holdings after the
            Third Amendment Effective Date in amounts sufficient to permit Holdings to make scheduled payments of interest on the Holdings Senior Subordinated Notes when due and (ii) may make any Restricted Payment after the Third Amendment Effective Date so long as the aggregate amount of all such Restricted Payments, when combined with the aggregate amount of all additional investments made pursuant to
            Section 6.5(b)(iii) hereof, does not exceed $50,000,000 and provided that (x) after giving effect to such Restricted Payments, the Borrower shall be in pro forma compliance with Section 6.6 of this Credit Agreement and (y) at the time thereof and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or shall result therefrom.

3. Restatement of Representations and Warranties. The Borrower hereby restates
   ---------------------------------------------
and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Third Amendment and all other loan documents executed and/or delivered in connection herewith. Each Guarantor hereby restates and renews each and every representation and warranty heretofore made by it in the Guaranty and the other Loan Documents to which it is a party as fully as if made on the date hereof and with specific reference to this Third Amendment.



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

4. Effect of Amendment. Except as set forth expressly hereinabove, all terms of
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the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The terms of the Guaranty shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Guarantors. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein. Nothing contained in this Third Amendment shall be deemed or otherwise construed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term of the Credit Agreement or any other Loan Document,
(b) to be a commitment or any other undertaking by the Bank to engage in any further amendment or waiver of an aspect of the Credit Agreement or any other Loan Document or (c) to prejudice any other right or rights which the Bank may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

5. Cost and Expenses. The Borrower shall pay all reasonable out-of-pocket
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expenses of the Bank in connection with the preparation, execution and delivery of this Third Amendment, including, without limitation, the reasonable fees and disbursements of legal counsel for the Bank.

6. Ratification. The Borrower hereby restates, ratifies and reaffirms each and
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every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof. Each Guarantor hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Guaranty effective as of the date hereof.

7. Counterparts. This Third Amendment may be executed in any number of
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counterparts and by different parties hereto in separate counterparts, each of which may be delivered by facsimile and which when so executed and delivered (including counterparts delivered by facsimile) shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

8. Section References.  Section titles and references used in this Third
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Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

9. No Default. To induce the Bank to enter into this Third Amendment and to
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continue to make advances pursuant to the Credit Agreement, (a) the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and
(ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Bank under the Credit Agreement, and (b) each Guarantor hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no default or event of default under the Guaranty, and (ii) no right of offset, defense, counterclaim, claim or objection in favor of said Guarantor arising out of or with respect to the Guaranty, the Credit Agreement, the other Loan Documents, or any of the Loans or other obligations of the Borrower or said Guarantor owed to the Bank under the Credit Agreement and the other Loan Documents.



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

10. Further Assurances.  Each of the Borrower and each Guarantor agrees to
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take such further actions as the Bank shall reasonably request in connection herewith to evidence the amendments herein contained.

11. Governing Law.  This Third Amendment shall be governed by and construed
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and interpreted in accordance with, the laws of the North Carolina, without regard to the conflicts or choice of law principles thereof.

12. Entire Agreement.  This Third Amendment, together with the Credit
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Agreement and the other Loan Documents, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements.

13. Conditions Precedent.  This Third Amendment shall become effective only
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when, and as of the date (the "Effective Date") on which, this Third
Amendment has been executed and delivered each of the parties hereto.

                       [SIGNATURES BEGIN ON NEXT PAGE]


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

      IN WITNESS WHEREOF, each of the Bank, the Borrower and the Guarantors has caused this Third Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                        BORROWER:

                                        COMMSCOPE, INC. OF NORTH CAROLINA (SEAL)


                                        By: /s/ Barry D. Graham
                                            ---------------------------------
                                               Name:  Barry D. Graham
                                                      -----------------------
                                               Title: Treasurer
                                                      -----------------------


                                        BANK:

                                        WACHOVIA BANK, N.A.,              (SEAL)


                                        By: /s/ Donald E. Sellers, Jr.
                                            ---------------------------------
                                               Name:  Donald E. Sellers, Jr.
                                                      -----------------------
                                               Title: Director
                                                      -----------------------


                                        GUARANTOR:

                                        COMMSCOPE, INC.                   (SEAL)


                                        By: /s/ Barry D. Graham
                                            ---------------------------------
                                               Name:  Barry D. Graham
                                                      -----------------------
                                               Title: Treasurer
                                                      -----------------------



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